UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (or Date of Earliest Event Reported): May 9, 2006


                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)



            TEXAS                        1-8754                 20-3940661
 (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
       of incorporation)                                     Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)

                                 (281) 874-2700
                         (Registrant's telephone number)

                                 Not Applicable
          (Former Name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement
            ------------------------------------------

2005 Stock Compensation Plan

On May 9, 2006, shareholders of Swift Energy Company ("Swift Energy" or the "Company") approved amendment of the Swift Energy Company 2005 Stock Compensation Plan (the "Plan") to increase the number of shares authorized for issuance under the Plan from 900,000 to 1,750,000 shares of Swift Energy's common stock. The amendment was recommended by the Company's board of directors and described in the Company's proxy statement for the 2006 annual meeting.

A copy of the amendment is filed herewith as Exhibit 10.1 hereto.


Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
            Appointment of Principal Officers
            ---------------------------------

At the May 9, 2006 annual meeting of shareholders, the shareholders of Swift Energy's common stock re-elected Clyde W. Smith, Jr. and Terry E. Swift to serve three-year terms on Swift Energy's board of directors as Class I Directors. Ambassador Charles J. Swindells was elected to a full three-year term as a Class I Director following his appointment February 6, 2006, and Raymond E. Galvin was also re-elected to serve as a Class II director for a one-year term.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(d)  Exhibit.   The following exhibit is with this report on Form 8-K:

     Exhibit No.     Exhibit Description
     -----------     -------------------
       10.1          Amendment No. 1 to the Swift Energy Company 2005 Stock
                     Compensation Plan

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2006

                                         Swift Energy Company


                                         By:/s/ Alton D. Heckaman, Jr.
                                            ------------------------------
                                            Alton D. Heckaman, Jr.
                                            Executive Vice President and
                                            Chief Financial OFficer

                                 EXHIBIT INDEX


Exhibit No.        Description

10.1               Amendment No. 1 to the Swift Energy Company 2005 Stock
                   Compensation Plan